Exhibit 10.79

AMENDMENT #8

To Letter of Intent for Proposed CRADA #02166

“Preclinical and Clinical Development of 1-Methyl-[d]-Tryptophan as an

Anti-Cancer Agent”

The purpose of this amendment is to change certain terms of the Letter of Intent (LOI) for the proposed Cooperative Research and Development Agreement (CRADA) entitled “Preclinical and Clinical Development of 1-Methyl-[d]-Tryptophan as an Anti-Cancer Agent”.  These changes are reflected below, and except for these changes, all other provisions of the original CRADA LOI remain in full force and effect. Two originals of this amendment are provided for execution; one is to remain with the National Cancer Institute (NCI) and the other copy is to remain with the Collaborator.

Upon final signature, the term of the CRADA Letter of Intent is retroactively extended for one year from May 23, 2011 to, May 23, 2012.

AGREED AND ACCEPTED:

For the National Cancer Instute:

/s/ Douglas R. Lowy, M.D.	5/26/2011
Douglas R. Lowy, M.D.	Date
Deputy Director, NCI

For NewLink Genetics Corporation:

/s/ Nicholas Vahanian, M.D.	6/2/2011
Nicholas Vahanian, M.D.	Date
Chief Operating Officer